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                                                            SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS

          INCORPORATED UNDER THE LAWS                  CUSIP
            OF THE STATE OF DELAWARE

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THIS CERTIFIES THAT








IS THE OWNER OF
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      FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.0063 EACH
                            OF THE COMMON STOCK OF

----------------------------PURO WATER GROUP, INC.------------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

                             CERTIFICATE OF STOCK

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:


                                    [SEAL]
      PRESIDENT                                               SECRETARY

                                    COUNTERSIGNED AND REGISTERED:
                                      CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                   (Jersey City, NJ)
                                                                  TRANSFER AGENT
                                                                  AND REGISTRAR.


                                                              AUTHORIZED OFFICER

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     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock series thereof and the qualificatons, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


     TEN COM -- as tenants in common         UNIF GIFT MIN ACT --...Custodian...
     TEN ENT -- as tenants by the entiredee                      (Cust)  (Minor)
     JT TEN  -- as joint tenants with right  under Uniform Gifts to Minors Act of survivorship and not as
                tenants in common            -----------------------------------
                                                           (Signed)


    Additional abbreviations may also be used though not in the above list.




For Value Received, _____________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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                        NOTICE:  THE SIGNATURE TO THE ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                 FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                 WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM) PURSUANT
TO S.E.C. RULE 17Ad-15